Exhibit 10.1

WAIVER TO CREDIT AGREEMENT

This WAIVER, dated as of November 12, 2002 (this “Waiver”), is by and among Footstar, Inc. (the “Lead Borrower”) and Footstar Corporation (collectively, with the Lead Borrower, the “Borrowers”), the financial institutions named as parties hereto as lenders (the “Lenders”), Fleet National Bank, as swingline lender and as administrative agent (in such capacity, the “Administrative Agent”), Fleet Retail Finance Inc., as collateral agent (in such capacity, the “Collateral Agent”), Congress Financial Corporation and Wells Fargo Retail Finance, LLC, as syndication agents (in such capacity, the “Syndication Agents”) and JPMorgan Chase Bank, as documentation agent (in such capacity, the “Documentation Agent”).

WHEREAS, the Borrowers, the Lenders, the Administrative Agent, the Collateral Agent, the Syndication Agents and the Documentation Agent have entered into a Credit Agreement, dated as of October 18, 2002 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), with capitalized terms being defined therein and not defined but used herein having the meanings assigned to them in the Credit Agreement;

WHEREAS, the Borrowers have informed the Administrative Agent that they are conducting a review of their financial statements in coordination with their independent auditors, and, based upon such review to date, the Borrowers believe that accounts payable, retained earnings, and net income of the Lead Borrower and its Subsidiaries for prior fiscal periods through September 28, 2002, will be restated (the “Accounting Restatement Matter”);

WHEREAS, the Borrowers have further informed the Administrative Agent that the aggregate amount of such restated accounts payable, retained earnings, and net income is expected to be not greater than $35,000,000, will only affect the fiscal periods identified above and that the adjustment is not expected have a Material Adverse Effect;

WHEREAS, due to the Accounting Restatement Matter, the Borrowers anticipate they may file their Form 10Q for the fiscal quarter ending September 28, 2002 late with the Securities and Exchange Commission, and the Borrowers have requested an extension of time by which they will be required to deliver to the Administrative Agent and the Lenders their quarterly financial statements and Compliance Certificate pursuant to Section 6.1(b) and (c) of the Credit Agreement; and

WHEREAS, the Borrowers have requested that the Administrative Agent and the Lenders waive misrepresentations, if any, set forth in Section 4.4 or 4.11 of the Credit Agreement arising out of the Accounting Restatement Matter.

NOW, THEREFORE, in consideration of the premises set forth above, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrowers, the Lenders and the Administrative Agent agree as follows:

1. Waivers Under Credit Agreement. The Administrative Agent and each of the Lenders hereby agrees as follows:

(a) that the time by which the Borrowers shall be required to deliver their quarterly financial statements under Section 6.1(b) and their quarterly Compliance Certificate under Section 6.1(c) of the Credit Agreement, both for the fiscal quarter ended September 28, 2002, is hereby extended to the earlier of: (i) the date by which the Lead Borrower files with the Securities and Exchange Commission its Form 10Q report for the fiscal quarter ended September 28, 2002, or (ii) January 12, 2003; and

(b) to hereby waive any misrepresentation, if any, solely arising out of the Accounting Restatement Matter, with respect to (i) the condition and representation set forth in Section 5.1 (h) and the second sentence of Section 4.4 stating that the financial statements heretofore delivered to the Administrative Agent and the Lenders fairly present and fairly represent in all material respects, the business and financial condition and position, results of operations and cash flows of the Lead Borrower and its Subsidiaries, and (ii) the representation set forth in the second sentence of Section 4.11 stating that none of the financial statements furnished to the Administrative Agent or any Lender contains any material misstatement of fact or omits to state any material fact.

2. Conditions to Effectiveness. The waivers contemplated by this Waiver shall become effective upon the satisfaction of the following conditions:

(a) the Administrative Agent shall have received counterparts hereof executed by each of the Required Lenders, the Administrative Agent and the Borrowers;

(b) all representations and warranties contained in this Waiver shall be true and correct in all material respects; and

(c) with the exception of the specific items waived under Section 1 above, no event shall have occurred and be continuing which constitutes an Event of Default or a Default.

3. Reference to and Effect on the Loan Documents. On and after the effective date of this Waiver, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement, as modified by this Waiver, and each reference in the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement, as modified by this Waiver. The Credit Agreement and all other Loan Documents are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

4. Specific Representations as to the Accounting Restatement Matter. Each of the Borrowers represents and warrants that the maximum amount at issue with respect to the Accounting Restatement Matter does not and will not exceed $35,000,000 in the aggregate. In the event such maximum aggregate amount exceeds $35,000,000, such event shall constitute an Event of Default under Section 8.1(c) of the Credit Agreement. Each of the Borrowers further represents and warrants that the Accounting Restatement Matter does not and will not affect the

Collateral, the Borrowing Base or the Applicable Margin in any manner and none of the financial covenants set forth in Section 7.11 of the Credit Agreement will be breached with respect to the fiscal quarter ended September 28, 2002 or thereafter as a result of the Accounting Restatement Matter. In the event the Accounting Restatement Matter affects the Collateral, the Borrowing Base or the Applicable Margin or in the event any of such financial covenants are breached as a result of the Accounting Restatement Matter, the same shall constitute an Event of Default under Section 8.1(c) of the Credit Agreement.

5. Miscellaneous.

(a) Representations and Warranties. Each of the Borrowers represents and warrants that:

(i) it is duly organized, validly existing corporation in good standing under the laws of the jurisdiction of its organization and has the corporate power and authority to execute, deliver and carry out the terms and provisions of this Waiver and has taken or caused to be taken all necessary corporate action to authorize the execution, delivery and performance of this Waiver;

(ii) no consent of any other person, including, without limitation, shareholders, creditors or Subsidiaries of either of the Borrowers, and no action of, or filing with, any governmental or public body or authority, is required to authorize, or is otherwise required in connection with the execution, delivery and performance of, this Waiver;

(iii) this Waiver has been duly executed and delivered by a duly authorized officer on behalf of each of the Borrowers, and constitutes its legal, valid and binding obligations, enforceable in accordance with its terms, except as enforcement thereof may be subject to the effect of any applicable (A) bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors’ rights generally and (B) general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law); and

(iv) the execution, delivery and performance of this Waiver will not violate any law, statute or regulation applicable to either of the Borrowers or any order or decree of any court or governmental instrumentality applicable to it, or conflict with, or result in the breach of, or constitute a default under, any of its contractual obligations.

(b) No Waiver. Except as expressly set forth above, nothing herein contained shall constitute a waiver or be deemed to be a waiver, of any existing Default or Event of Default, and the Lenders and the Administrative Agent are entering into this Waiver without prejudice and hereby reserve all rights and remedies granted to them by the Credit Agreement, by the other Loan Documents, by law and otherwise.

(c) Costs and Expenses. The Borrowers agree to pay all reasonable costs and out-of-pocket expenses (including, without limitation, reasonable attorneys’ fees) incurred by the Administrative Agent in connection with the preparation, execution and enforcement of this Waiver.

(d) Counterparts. This Waiver may be executed in any number of separate counterparts, each of which shall collectively and separately constitute one agreement. Delivery of an executed counterpart of a signature page to this Waiver by facsimile shall be effective as delivery of a manually executed counterpart of this Waiver.

(e) GOVERNING LAW. THIS WAIVER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (INCLUDING SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAWS OF THE STATE OF NEW YORK, BUT OTHERWISE WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES).

[Signature pages to follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective duly authorized officers, as of the date first above written.

FOOTSTAR, INC., as a Borrower

By:	/s/ Kathy Guinnessey
	Name:	Kathy Guinnessey
	Title:	Vice President & Treasurer

FOOTSTAR CORPORATION, as a Borrower

By:	/s/ Kathy Guinnessey
	Name:	Kathy Guinnessey
	Title:	Vice President & Treasurer

Signature Page to Waiver to Credit Agreement

FLEET NATIONAL BANK, as Administrative
Agent and as Lender

By:	/S/ SUZANNE CHOMICZEWSKI
	Name:	SUZANNE CHOMICZEWSKI
	Title:	VICE PRESIDENT

FLEET RETAIL FINANCE INC. as Collateral
Agent

By:	/S/ BETSY RATTO
	Name:	Betsy Ratto
	Title:	Managing Director

Signature Page to Waiver to Credit Agreement

BACK BAY CAPITAL FUNDING LLC

By:	/s/ Kristan M. O’Connor
	Name:	Kristan M. O’Connor
	Title:	Director

Signature Page to Waiver to Credit Agreement

CONGRESS FINANCIAL CORPORATION

By:	/s/ THOMAS GRABOSKY
	Name:	THOMAS GRABOSKY
	Title:	VICE PRESIDENT

Signature Page to Waiver to Credit Agreement

WELLS FARGO RETAIL FINANCE, LLC

By:	/S/ ROBERT J. CAMBORA
	Name:	Robert J. Cambora
	Title:	SR. Vice President

Signature Page to Waiver to Credit Agreement

AMSOUTH BANK

By:	/s/ KEVIN R. ROGERS
	Name:	KEVIN R. ROGERS
	Title:	Attorney-In-Fact

Signature Page to Waiver to Credit Agreement

NATIONAL CITY BANK

By:	/s/ Thomas J. McDonnell
	Name:	Thomas J. McDonnell
	Title:	Senior Vice President

Signature Page to Waiver to Credit Agreement

ACKNOWLEDGEMENT AND CONSENT BY GUARANTORS

Each of the undersigned Guarantors does hereby acknowledge and consent to the execution, delivery and performance of the within foregoing Waiver, confirms the continuing effect of such Guarantor’s guarantee of the Obligations after giving effect to the foregoing Waiver, and agrees to the provisions of the within and foregoing Waiver.

Accepted and agreed to as of November 12, 2002 by the Facility Guarantors:

FOOTSTAR CENTER, INC.
FOOTACTION CENTER, INC.
ATHLETIC CENTER, INC.
FA HC, INC.
FEET HC, INC.
FWS I, INC.
FWS II, INC.
STELLAR WHOLESALING, INC.
FEET CENTER, INC.
MELDISCO H.C., INC.
APACHE-MINNESOTA THOM MCAN, INC.
MILES SHOES MELDISCO LAKEWOOD, COLORADO, INC.
MALL OF AMERICA FAN CLUB, INC.
NEVADA FEET, INC.
FEET OF COLORADO, INC.
LFD I, INC.
LFD II, INC.
LFD OPERATING, INC.
FOOTSTAR HQ, LLC
SHOE ZONE CENTER, INC.
LFD TODAY, INC.
ATHLETIC ATTIC OF TEXAS, INC. and each of the other Facility Guarantors

By:	/s/ Authorized Signatory
Duly Authorized Signatory as to all